                                 LOOMIS SAYLES
                               MANAGED BOND FUND

                                 ANNUAL REPORT

                              SEPTEMBER 30, 2001



               One Financial Center, Boston, Massachusetts 02111
                               800 . 633 . 3330

FUND AND MANAGER REVIEW

Loomis Sayles Managed Bond Fund
---------------------------------------------------------

PERFORMANCE
For the one-year period ended September 30, 2001, the Managed Bond Fund posted a total return of 4.11% (before deducting the maximum 2.50% front end sales charge) and 1.53% (after deducting the maximum 2.50% front end sales charge), compared to the 13.17% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The total return for the Lipper Corporate Debt Funds BBB-Rated Average was 10.01% for the same period.

PORTFOLIO REVIEW
Declining interest rates and a weakening economy were the key factors influencing the bond market during the fiscal year. This created a favorable environment for higher-quality securities, such as U.S. Treasuries and government-agency bonds. In general, higher-quality sectors outperformed lower-quality sectors throughout the year. Changing sentiment regarding the magnitude of the economic slowdown and the timing of the recovery led to uneven performance among most investment-grade corporate bonds. For the high-yield sector, disappointing corporate earnings and downward estimate revisions, along with rising credit downgrades and defaults, led to a challenging environment and poor overall performance.

The Fund's underperformance relative to the benchmark primarily was due to the Fund's exposure to the telecommunications industry. Telecommunications bonds struggled all year, as the industry experienced declining demand and lower capital spending.

PORTFOLIO POSITIONING
We believe that we continue to find value and opportunity among corporate bonds. Our ongoing objective is to seek bond issuers offering improving credit profiles. At the same time, we attempt to avoid issuers with deteriorating fundamentals.

Sincerely,
/s/ Daniel Fuss
Daniel J. Fuss




                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

                    AVERAGE ANNUAL RETURNS (%)-PERIODS ENDED SEPTEMBER 30, 2001

     ----------------------------------------------------------------------
                                                                 SINCE
                                                       1 YEAR INCEPTION(a)
     ----------------------------------------------------------------------
     LOOMIS SAYLES MANAGED BOND FUND/(b)/               1.53%    3.71%
     Lipper Corporate Debt Funds BBB-Rated Index/(c)/   9.44%    4.64%
     Lipper Corporate Debt Funds A-Rated Index/(c)/    11.91%    5.21%
     Lehman Brothers Government/Credit Bond Index/(d)/ 13.17%    5.92%

                                       CUMULATIVE PERFORMANCE--10/1/98--9/30/01
                                    [CHART]

                Loomis Sayles     Lipper A-Rated    Lehman Brothers      Lipper Corporate
                Managed Bond      Corporate Debt    Government/Credit    Debt Funds BBB
                Fund (b)          Funds Index       Bond Index           Rated Index
10/1/1998          9,750             10,000             10,000               10,000
10/31/1998         9,593              9,874              9,929                9,877
11/30/1998        10,220              9,981              9,989               10,059
12/31/1998        10,131             10,013             10,013               10,084
1/31/1999         10,429             10,098             10,084               10,172
2/28/1999         10,183              9,874              9,844                9,952
3/31/1999         10,530              9,939              9,893               10,063
4/30/1999         10,712              9,972              9,918               10,135
5/31/1999         10,424              9,858              9,816                9,998
6/30/1999         10,315              9,810              9,785                9,946
7/31/1999         10,260              9,766              9,758                9,896
8/31/1999         10,207              9,739              9,750                9,859
9/30/1999         10,194              9,832              9,838                9,944
10/31/1999        10,197              9,847              9,863                9,963
11/30/1999        10,252              9,854              9,858                9,987
12/31/1999        10,300              9,809              9,798                9,971
1/31/2000         10,224              9,788              9,795                9,942
2/29/2000         10,509              9,892              9,918               10,064
3/31/2000         10,671             10,026             10,061               10,157
04/30/2000        10,384              9,944             10,012               10,034
05/31/2000        10,327              9,906             10,003                9,957
06/30/2000        10,496             10,127             10,207               10,209
07/31/2000        10,394             10,212             10,316               10,253
08/31/2000        10,749             10,348             10,461               10,440
09/30/2000        10,720             10,405             10,501               10,470
10/31/2000        10,349             10,449             10,566               10,436
11/30/2000        10,102             10,604             10,747               10,533
12/31/2000        10,100             10,821             10,959               10,753
1/31/2001         10,616             11,022             11,143               11,013
2/28/2001         10,752             11,122             11,258               11,122
3/31/2001         10,593             11,161             11,310               11,115
4/30/2001         10,493             11,098             11,225               11,054
5/31/2001         11,017             11,171             11,289               11,154
6/30/2001         11,027             11,216             11,344               11,167
7/31/2001         11,410             11,471             11,626               11,420
8/31/2001         11,658             11,600             11,776               11,557
9/30/2001         11,161             11,645             11,884               11,459


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a higher degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Loomis Sayles Managed Bond Fund is October 1, 1998.
     Since Lipper Corporate Debt Funds BBB-Rated Index, Lipper Corporate Debt Funds A-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (September 30, 1998).
/(b)/Performance for the Fund includes the effect of the maximum 2.50% front end sales charges.
/(c)/The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. The Lipper Corporate Debt Funds A-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds A-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(d)/Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest in an index.

Loomis Sayles Managed Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                       Face
                                                                     Amount         Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES - 89.8% of net assets

NON-CONVERTIBLE BONDS--71.7%

AIRLINES--5.5%
 Delta Air Lines, Inc., 8.300%, 12/15/29                   USD      750,000 $       562,500
                                                                            ---------------

AUTO & RELATED--6.0%
 TRW, Inc., 6.650%, 1/15/28                                         750,000         617,340
                                                                            ---------------

CANADIAN--15.0%
 Canadian Government, Zero Coupon Bond, 6/01/25            CAD    5,900,000         929,735
 Province of Ontario, Zero Coupon Bond, 7/13/22                     750,000         123,331
 Province of Ontario, Zero Coupon Bond, 6/02/27                   3,900,000         489,589
                                                                            ---------------
                                                                                  1,542,655
                                                                            ---------------

FOREST & PAPER PRODUCTS--2.0%
 Georgia-Pacific Group, 7.375%, 12/01/25                   USD      250,000         205,917
                                                                            ---------------

HEALTHCARE--PRODUCTS--5.7%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                               750,000         579,145
                                                                            ---------------

OIL & GAS--7.8%
 Pennzoil-Quaker State Co., 6.750%, 4/01/09                         500,000         431,540
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                         500,000         364,720
                                                                            ---------------
                                                                                    796,260
                                                                            ---------------

RAIL--TRANSPORT--1.0%
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                      25,000          16,375
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                     140,000          81,550
                                                                            ---------------
                                                                                     97,925
                                                                            ---------------

REAL ESTATE INVESTMENT TRUSTS--13.3%
 First Industrial, 7.600%, 7/15/28                                  900,000         844,857
 Susa Partnership LP, 7.500%, 12/01/27                              600,000         520,392
                                                                            ---------------
                                                                                  1,365,249
                                                                            ---------------

RETAIL--GENERAL--3.4%
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18              125,000          82,500
 J.C. Penney Co., Inc., 6.875%, 10/15/15                            100,000          72,000
 Kmart Corp., 7.950%, 2/01/23                                       250,000         197,500
                                                                            ---------------
                                                                                    352,000
                                                                            ---------------

SUPRANATIONAL--5.4%
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                     NZD    2,000,000         552,842
                                                                            ---------------

TELECOMMUNICATIONS--3.8%
 RCN Corp., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)#                           USD    1,100,000         253,000
 RCN Corp., 0.000%, 2/15/08
  (step to 9.800% on 2/15/03)#                                      600,000         138,000
 Teligent, Inc., 0.000%, 3/01/08
  (step to 11.500% on 3/01/03)# /\                                  250,000             625
                                                                            ---------------
                                                                                    391,625
                                                                            ---------------



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                  Face
                                                                Amount       Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - continued

TELECOMMUNICATIONS--WIRELESS--2.8%
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02) #                        USD    500,000 $     290,000
                                                                       -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $9,448,599)                                             7,353,458
                                                                       -------------

CONVERTIBLE BONDS--18.1%

COMPUTERS--5.7%
 Maxtor Corp., 5.750%, 3/01/12                                 500,000       340,000
 Western Digital, Zero Coupon Bond, 2/18/18                    750,000       247,500
                                                                       -------------
                                                                             587,500
                                                                       -------------

DIVERSIFIED OPERATIONS--1.5%
 Thermo Electron Corp., 4.250%, 1/01/03 144A                   150,000       146,850
                                                                       -------------

INDUSTRIAL EQUIPMENT--4.1%
 MascoTech, Inc., 4.500%, 12/15/03                             500,000       422,500
                                                                       -------------

INSURANCE--2.9%
 Loews Corp., 3.125%, 9/15/07                                  350,000       298,060
                                                                       -------------

MULTI-INDUSTRY--1.4%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A        150,000       144,562
                                                                       -------------

OFFICE EQUIPMENT--2.5%
 Xerox Corp., 0.570%, 4/21/18                                  500,000       250,000
                                                                       -------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $1,871,702)                                             1,849,472
                                                                       -------------
 TOTAL BONDS AND NOTES
  (Identified Cost $11,320,301)                                            9,202,930
                                                                       -------------

                                                                Shares
-------------------------------------------------------------------------------------
COMMON STOCKS -- 0.0% of net assets

OIL & GAS--0.0%
 Seabulk International, Inc. *                                   1,104         4,140
                                                                       -------------
 TOTAL COMMON STOCKS
  (Identified Cost $367,529)                                                   4,140
                                                                       -------------

PREFERRED STOCKS -- 4.4% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.9%

REAL ESTATE INVESTMENT TRUSTS--1.9%
 CarrAmerica Realty Corp., Series D, 8.450%                      5,000       118,200
 Developers Diversified Realty Corp., Class C, 8.375%            3,400        80,070
                                                                       -------------
                                                                             198,270
                                                                       -------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $140,045)                                                 198,270
                                                                       -------------

PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                        Shares     Value +
     ----------------------------------------------------------------------
     PREFERRED STOCKS -- continued

     CONVERTIBLE PREFERRED STOCKS - 2.5%
     REAL ESTATE INVESTMENT TRUSTS--2.5%
      Equity Residential Properties Trust, 7.250%       10,000 $   254,300
                                                               -----------
      TOTAL CONVERTIBLE PREFERRED STOCKS
       (Identified Cost $235,600)                                  254,300
                                                               -----------
      TOTAL PREFERRED STOCKS
       (Identified Cost $375,645)                                  452,570
                                                               -----------

     WARRANTS - 0.0% of net assets

     OIL & GAS--0.0%
      Seabulk International, Inc., expiring 12/14/03*      815         306
                                                               -----------
      TOTAL WARRANTS
       (Identified Cost $4,523)                                        306
                                                               -----------
     TOTAL INVESTMENTS--94.2%
      (IDENTIFIED COST $12,067,998) @                            9,659,946
      Cash and Other Assets, Less Liabilities--5.8%                593,213
                                                               -----------
     NET ASSETS--100%                                          $10,253,159
                                                               ===========

+    See Note 1.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
/\   Security in default.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*    Non-income producing security
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $12,067,998 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $158,583 and $2,566,635, respectively, resulting in net unrealized depreciation of $2,408,052.

Key to Abbreviations:
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar

                See accompanying notes to financial statements.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

Statement of Assets and Liabilities
SEPTEMBER 30, 2001
---------------------------------------------------------


Assets
  Investments at value                                                          $ 9,659,946
  Cash                                                                               88,236
  Receivable for:
   Securities sold                                                                  394,765
   Dividends and interest                                                           136,148
  Due from the adviser                                                               38,603
                                                                                -----------
                                                                                 10,317,698
                                                                                -----------
Liabilities
  Accrued expenses:
   Management fees                                                                    5,146
   Trustees' fees                                                                     1,500
   Administrative fees                                                                  898
   12b-1 fees payable                                                                 6,432
  Other                                                                              50,563
                                                                                -----------
                                                                                     64,539
                                                                                -----------
Net Assets                                                                      $10,253,159
                                                                                ===========
  Net Assets consist of:
   Capital paid in                                                              $13,134,302
   Undistributed net investment income                                               71,065
   Accumulated net realized gain (loss)                                            (544,156)
   Unrealized appreciation (depreciation) on investments and foreign currency    (2,408,052)
                                                                                -----------
Net Assets                                                                      $10,253,159
                                                                                ===========
Shares of beneficial interest outstanding, no par value                           1,133,240
Net asset value and redemption price                                            $      9.05
Maximum offering price per share (Net asset value/97.50%)                       $      9.28
Identified cost of investments                                                  $12,067,998

                See accompanying notes to financial statements.

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2001
---------------------------------------------------------

Investment Income
  Dividends                                                                            $   44,408
  Interest                                                                              1,125,749
                                                                                       ----------
                                                                                        1,170,157
                                                                                       ----------
  Expenses
   Management fees                                                                         74,664
   12b-1 fees                                                                              93,330
   Trustees' fees and expenses                                                              7,136
   Administrative fees                                                                      8,740
   Custodian and accounting fees                                                           44,996
   Transfer agent fees                                                                      7,281
   Legal fees                                                                              36,821
   Printing fees                                                                           71,936
   Other expenses                                                                          52,731
                                                                                       ----------
   Total expenses                                                                         397,635
   Less expenses waived and reimbursed by the investment adviser                         (210,975)
                                                                                       ----------
   Net expenses                                                                           186,660
                                                                                       ----------
  Net investment income                                                                   983,497
                                                                                       ----------
Net Realized Gain (Loss) on:
  Investments and foreign currency                                                       (546,836)
                                                                                       ----------
Change in Unrealized Appreciation (Depreciation) on:
  Investments and foreign currency                                                       (148,916)
                                                                                       ----------
  Total net realized gain (loss) and change in unrealized appreciation (depreciation)    (695,752)
                                                                                       ----------
Net Increase (Decrease) in Net Assets from Operations                                  $  287,745
                                                                                       ==========

                See accompanying notes to financial statements.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

Statements of Changes in Net Assets


                                                                        YEAR ENDED    YEAR ENDED
                                                                     SEPTEMBER 30, SEPTEMBER 30,
                                                                              2001          2000
-------------------------------------------------------------------------------------------------
From Operations
  Net investment income                                               $   983,497  $  2,270,030
  Net realized gain (loss) from investments and foreign currency         (546,836)      140,822
  Change in unrealized appreciation (depreciation) from investments
   and foreign currency                                                  (148,916)     (832,373)
                                                                      -----------  ------------
  Increase (decrease) in net assets from operations                       287,745     1,578,479
                                                                      -----------  ------------
From Distributions to Shareholders
  Net investment income                                                (1,009,344)   (2,338,605)
  Net realized gain on investments                                        (67,016)     (567,630)
                                                                      -----------  ------------
                                                                       (1,076,360)   (2,906,235)
                                                                      -----------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                        634,749    22,574,274
  Cost of shares redeemed                                              (7,191,270)  (37,911,792)
                                                                      -----------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                        (6,556,521)  (15,337,518)
                                                                      -----------  ------------
  Total increase (decrease) in net assets                              (7,345,136)  (16,665,274)
Net Assets
  Beginning of period                                                  17,598,295    34,263,569
                                                                      -----------  ------------
  End of period                                                       $10,253,159  $ 17,598,295
                                                                      ===========  ============
Undistributed Net Investment Income
  End of the period                                                   $    71,065  $     99,630
                                                                      ===========  ============
Number of Shares of the Fund:
  Issued from the sale of shares                                           71,300     2,357,600
  Redeemed                                                               (800,460)   (3,993,400)
                                                                      -----------  ------------
  Net change                                                             (729,160)   (1,635,800)
                                                                      ===========  ============

                See accompanying notes to financial statements.

Financial Highlights



                                                              YEAR ENDED      PERIOD ENDED
                                                             SEPTEMBER 30,    SEPTEMBER 30,
                                                          ------------------  -------------
                                                           2001       2000        1999*
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  9.45    $  9.79     $  9.95
                                                          -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                              0.71 (e)    0.68        0.68
  Net realized and unrealized gain (loss) on investments    (0.36)     (0.20)      (0.22)
                                                          -------    -------     -------
   Total from investment operations                          0.35       0.48        0.46
                                                          -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                      (0.71)     (0.67)      (0.62)
  Distributions from net realized capital gains             (0.04)     (0.15)       0.00
                                                          -------    -------     -------
   Total distributions                                      (0.75)     (0.82)      (0.62)
                                                          -------    -------     -------
Net asset value, end of period                            $  9.05    $  9.45     $  9.79
                                                          =======    =======     =======
Total return (%)(a)(b)                                        4.1        5.2         4.6
Net assets, end of period (000)                           $10,253    $17,598     $34,264
Ratio to average net assets:
  Net expenses (%)(c)(d)                                     1.50       1.50        1.50
  Gross expenses (%)(d)                                      3.20       2.65        2.03
  Net investment income (loss) (%)(d)                        7.90       6.84        6.77
Portfolio turnover rate (%)                                     1         52          34

* Commencement of fund operations on October 1, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)Total returns do not include the effect of any front-end sales charges for the Fund.
(c)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)Annualized for periods less than one year.
(e)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

Notes to Financial Statements
SEPTEMBER 30, 2001

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), and organized as a Massachusetts business trust on February 20, 1991. At September 30, 2001, the Trust was composed of eighteen funds ("Funds"). The financial statements of the seventeen remaining funds are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50%.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. Repurchase Agreements| The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

SEPTEMBER 30, 2001


C. Foreign Currency Translation and Foreign Investments| The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. Government.

D. Security Transactions, Related Investment Income and Expenses| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all funds within the Trust on the basis of relative net assets.




                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

SEPTEMBER 30, 2001


E. Federal Income Taxes| The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital loss carryforwards are intended to be used to offset future capital gains. At September 30, 2001, the Fund had an available capital loss carryforward amounting to $544,156, expiring in 2009.

F. Dividends and Distributions to Shareholders| The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for capital loss carry forwards. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions| For the year ended September 30, 2001, the cost of purchases and proceeds from sales and maturities of securities other than short-term and U.S. Government securities, were $118,993 and $7,644,481, respectively. There were no purchases and proceeds from sales and maturities of U.S. Government securities during the year.

3. Management Fees and Other Transactions with Affiliates| For the year ended September 30, 2001, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the year ended September 30, 2001 provided for fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignation Group.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a

SEPTEMBER 30, 2001

monthly service fee at an annual rate of 0.25% of the Fund's average daily net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average daily net assets.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain administrative services. For the period ended September 30, 2001, the Fund incurred a fee of $4,343.

A. Trustees Fees and Expenses| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

4. Credit Risk| The Fund may invest up to 35% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than investments in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. Line of Credit| The Trust has entered into an agreement which enables each Fund in the Trust to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to a participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.450%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2001, the Fund had no borrowing under the agreement.

6. Change in Accounting Principle| In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require funds to amortize premiums and discounts for fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss.




                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

Report of Independent Accountants
---------------------------------------------------------

To the Board of Trustees and Shareholders of the Loomis Sayles Managed Bond
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Managed Bond Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2001

2001 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the year ended September 30, 2001, 3.94% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852 (b), $73,570 has been designated as capital gains distributions for the fiscal year ended September 30, 2001.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

                                      15